KEVIN DONOVAN
                           EMPLOYMENT CONTRACT
              SAINT ANDREWS GOLF / ALL-AMERICAN SPORTPARK
TITLE
Vice President New Business Development & Creative Services

TERM
One year or until the first All-American SportPark opens (projected Las Vegas, NV October 1, 1996 - October 1, 1997)

SALARY
$100,000

BONUS
$25,000Payable at 2 weeks prior to the opening of the SportPark.

COMPANY VEHICLE
Remains the same as existing

COMMISSIONS
5% of All Sponsorship Sales including Hard Dollar Corporate investments and Soft Dollar assigned value, i.e.: Electronic Hardware, Marketing Promotions, Advertising Revenue, SportPark Athletic Equipment, etc. for the length and complete duration of the length of the sponsors contract with Saint Andrews Golf Corporation and the All-American SportPark.

AASP FOUNDING SPONSORSHIPS (THE MAJORS, COCA-COLA, IBM, KODAK, ETC.)
     -  Joel Rubenstein 5%
     -  Hal Price 5%
     -  Kevin Donovan 5%
     -  Specialist 5%
(In the event where there is no specialist needed the sales commissions will be increased and will be distributed equally by 1/3 (one-third) to each person.

NASCAR SPEEDPARK SPONSORSHIP OF GO-KARTS, TRACK SIGNAGE, ETC.
     -  Hal Price 5%
     -  Chip Shelton 5%
     -  Kathy Dolan 5%
     -  Kevin Donovan 5%
Payments on commission sales will be paid at the beginning of each quarter beginning January 1, 1997, if sponsorship revenue is collected. The other dates include: April 1, 1997, July 1, 1997, October 1, 1997 and all subsequent years per sponsorship contracts and including their estimated value totals.

RENEWAL
Both parties agree to renegotiate contract beginning on or before but no later than August 30, 1997, in good faith to finalize a new contract decision before September 30, 1997.

If parties agree please sign where indicated below.

/s/ Ron Boreta                                         10/8/96
Ron Boreta                                               Date
President and CEO Saint Andrews Golf Corporation

/s/ Kevin Donovan                                      10/17/96
Kevin Donovan                                            Date
Vice President New Business and Creative Services